                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                               -----------------


                                   FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 EPITAXX, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



              Delaware                                   22-2497461
              --------                                   ----------
(State of incorporation or organization)       (IRS Employer Identification No.)



           7 GRAPHICS DRIVE, WEST TRENTON, NEW JERSEY          08628
    ----------------------------------------------------------------------
            (Address of principal executive offices)         (Zip Code)



     Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                 Name of each exchange on which
     to be so registered                  each class is to be registered

     CLASS A COMMON STOCK,                   THE NASDAQ NATIONAL
     $.01 PAR VALUE PER SHARE                STOCK MARKET, INC.
     ------------------------                ------------------

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
[ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[ ]


Securities Act registration statement file number to which this form relates:
   333-44843
   ---------

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
                                    ------
                               (Title of class)



                           Total Number of Pages: 3
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
         -------------------------------------------------------


  The Registrant incorporates herein by reference the following portions of the Registrant's Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933, as amended, on January 23, 1998 and amended on February 27, 1998, as the same may be subsequently amended by amendments to the Registration Statement, and, to the extent applicable, such portions of any prospectus relating to such Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended:



       Description of Capital Stock:

            --  Common Stock

            --  Preferred Stock

            -- Anti-Takeover Effects of Restated Certificate of Incorporation and Amended and Restated Bylaws



ITEM 2.  EXHIBITS
         --------


  The Registrant incorporates herein by reference the following Exhibits to the Registrant's Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933, as amended, on January 23, 1998 and amended on February 27, 1998, as the same may be subsequently amended by amendments to the Registration Statement:


          (1)  Restated Certificate of Incorporation of the Registrant, filed as
               Exhibit 3.1 to the Registration Statement on Form S-1 filed on January 23, 1998.


          (2)  Amended and Restated Bylaws of the Registrant, filed as Exhibit
               3.2 to the Registration Statement on Form S-1 filed on January 23, 1998.


          (3) Specimen Certificate representing the Class A Common Stock, filed as Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form S-1 filed on February 27, 1998.


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                                   SIGNATURE


  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              EPITAXX, Inc.



                              By:  /s/ James D. Coleman
                                 ----------------------------------------
                                 James D. Coleman
                                 Vice President, Chief Financial Officer,
                                 Treasurer and Secretary



Dated:  February 27, 1998


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